UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 9, 2006
                                                ______________________________


                         Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-49706                     80-0034942
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



170 South Warner Road, Wayne, Pennsylvania                           19087
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (610) 995-1700
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure
          ------------------------

     On August 9, 2006, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing that the Company will discuss its financial results for the fourth quarter and year end of fiscal 2006 in a conference call on Tuesday, August 15, 2006 at 10:00 a.m. Eastern Time and provided instructions for listening to the conference call.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibit is included with this Report:


          Exhibit No.       Description
          -----------       -------------------------------------

             99.1           Press release issued on August 9, 2006




























                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WILLOW GROVE BANCORP, INC.



                         By:  /s/ Donna M. Coughey
                              -------------------------------------------
                              Name:   Donna M. Coughey
                              Title:  President and Chief Executive Officer

Date: August 10, 2006


                             INDEX TO EXHIBITS


     Exhibit No.       Description
     -----------       -------------------------------------

        99.1           Press release issued on August 9, 2006